Exhibit 10(i)
THIRD AMENDMENT
TO THE
HARRIS CORPORATION
MASTER RABBI TRUST AGREEMENT
     WHEREAS, HARRIS CORPORATION (the “Company”) and THE NORTHERN TRUST COMPANY, an Illinois corporation of Chicago, Illinois (the “Trustee”), executed the Harris Corporation Master Rabbi Trust Agreement (the “Trust”), effective the 2nd day of December, 2003 and;
     WHEREAS, the Company and the Trustee desire to amend the Trust pursuant to Section 12 thereof to require that the Trust assets be located in the United States; and
     WHEREAS, the Company and the Trustee desire that such amendment be effective as of January 1, 2009;
     NOW, THEREFORE, the sections of the Trust set forth below are amended as follows, but all other sections of the Trust shall remain in full force and effect.
1.	Section 5(e)(2) shall be amended to delete the phrases “domestic or foreign,” and “, wherever situated,” where they appear therein.

2.	Section 13 shall be amended to add the following new subsection (f) thereto:
“(f)	Company and Trustee agree that no assets of the Trust over which Trustee has investment discretion, shall be located or transferred outside of the United States.”
3.	Appendix A shall be amended and restated to be read as follows:
Participating Plans
Harris Corporation Supplemental Executive Retirement Plan (as in effect prior to, on and after January 1, 2005);
Harris Corporation 2005 Supplemental Executive Retirement Plan;
Harris Corporation 1997 Directors Deferred Compensation and Annual Stock Unit Award Plan;
Harris Corporation 2005 Directors’ Deferred Compensation Plan; and
Directors Retirement Plan.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Third Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on this 15 day of January, 2009.

HARRIS CORPORATION

By:	/s/ Charles J. Greene
Its:	Vice President, Tax and Treasurer
ATTEST
      The undersigned, Scott T. Mikuen, does hereby certify that he is the duly elected, qualified and acting Secretary of Harris Corporation (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment. Pursuant to Section 12 of the Trust, the undersigned further certifies that this Trust Amendment does not conflict with the terms of any Plan as defined in the Trust. The undersigned further represents that The Northern Trust Company may conclusively rely on this certification.

/s/ Scott T. Mikuen
Scott T. Mikuen
Secretary
Harris Corporation

THE NORTHERN TRUST COMPANY

By:	/s/ Clarke Gagliardi
Its:	VP

ATTEST:

/s/	Robert F. Draths, Jr.

Its:	Assistant Secretary

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